UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2025

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2025, Cable One, Inc. (the “Company”) announced that Julia M. Laulis will be retiring as Chair of the Company’s Board of Directors (the “Board”), President, and Chief Executive Officer on the earlier of December 31, 2025 or the date her successor commences employment as the Company’s Chief Executive Officer (as applicable, the “Retirement Date”). To facilitate a smooth and orderly leadership transition, Ms. Laulis will remain with the Company following the Retirement Date as a senior advisor through January 3, 2027.

The Board is actively working with a leading global executive search firm to identify the Company’s next Chief Executive Officer.

On May 29, 2025, the Company and Ms. Laulis entered into a Retirement Agreement and General Release of Claims (the “Retirement Agreement”). Under the terms of the Retirement Agreement, Ms. Laulis’ role as the Company’s Chair of the Board, President and Chief Executive Officer will end as of the Retirement Date, but she will remain employed with the Company as a senior advisor through January 3, 2027 (the “Separation Date”).

The terms of the Retirement Agreement provide that Ms. Laulis will (i) receive a base salary at an annualized rate of $945,000 through the Retirement Date; (ii) receive a base salary at an annualized rate of $472,500 during the remainder of her employment with the Company as a senior advisor; (iii) be eligible to receive a 2025 annual cash incentive payout determined based on a target bonus opportunity of 125% of the base salary actually received during 2025 and the Company’s performance results relative to the Company’s 2025 Annual Executive Bonus Plan goals; (iv) continue to participate in the Company’s benefit plans through the Separation Date; and (v) be entitled to a lump sum payment equal to ten times her monthly COBRA premium, contingent upon her execution and non-revocation of a release of claims in favor of the Company. The Retirement Agreement also contains a customary release of claims by Ms. Laulis, an acknowledgement by Ms. Laulis of her obligations to comply with the restrictive covenants set forth in the Company’s Clawback Policy, and other customary terms. Ms. Laulis has also agreed to resign from the Board as of the Retirement Date. Ms. Laulis’ outstanding equity awards will be treated in accordance with their terms through the Separation Date. Ms. Laulis will not be granted any additional annual cash or equity incentive awards after the date of the Retirement Agreement.

Ms. Laulis’ departure is not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies and practices, including any matters concerning the Company’s controls or any financial or accounting-related matters or disclosures.

The foregoing is a summary of certain material terms of the Retirement Agreement and is qualified in its entirety by reference to the full text of the Retirement Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify forward-looking statements by the words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “trend,” “will,” “would” or the negative version of these words or other comparable words. Any statements regarding the expected date and duration of the Chief Executive Officer transition process and any other statements that are not historical facts are forward-looking statements. Such forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include, but are not limited to, the factors described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2024 and the Company’s other filings with the Securities and Exchange Commission, and uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially from those expressed or implied in any forward-looking statement. Each forward-looking statement contained herein speaks only as of the date of this current report, and the Company undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future developments or otherwise, except as required by law.

Item 7.01	Regulation FD Disclosure.

On June 3, 2025, the Company issued a press release announcing the matters described under Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Retirement Agreement and General Release of Claims, dated May 29, 2025
99.1	Press release issued by Cable One, Inc. dated June 3, 2025
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Christopher J. Arntzen
	Name:	Christopher J. Arntzen
	Title:	Senior Vice President, General Counsel and Secretary

Date: June 3, 2025